ISC-STATSUP-1 082815

Statutory Prospectus Supplement dated August 28, 2015

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C, and Y shares of the Fund listed below:

Invesco International Small Company Fund

The Fund will open to all investors effective the open of business on September 11, 2015. Class B shares closed to all investors on November 30, 2010 and will not re-open.

The following sentence is deleted on the front cover of the Prospectus:

“As of the close of business on January 29, 2010, the Fund limited public sales of its shares to certain investors.”

The information appearing under the heading “Other Information – Limited Fund Offering” is deleted in its entirety.

ISC-STATSUP-1 082815

AFG-STATSUP-1 082815

Statutory Prospectus Supplement dated August 28, 2015

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class R5 and R6 shares, as applicable, of the Funds listed below:

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

The Invesco International Small Company Fund will open to all investors effective the open of business on September 11, 2015.

The following sentence is deleted on the front cover of the Prospectus:

“Invesco International Small Company Fund limited public sales of its shares to certain investors as of the close of business on January 29, 2010.”

The information appearing under the heading “Other Information – Limited Fund Offering (Invesco International Small Company Fund)” is deleted in its entirety.

AFG-STATSUP-1 082815